Exhibit 10.2(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
             NCT Group, Inc. to Carole Salkind on October 31, 2005


                                                                     Conversion
        Issue Date           Due Date            Principal             Price
      --------------      --------------     ----------------       ------------
         10/31/05            04/30/06         $ 1,625,612.05          $ 0.0044